UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 1, 2024

Knightscope, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-41248	46-2482575
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1070 Terra Bella Avenue

Mountain View, California 94043

(Address of principal executive offices)(Zip Code)

Registrant’s telephone number, including area code: (650) 924-1025

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol(s)	Name of each exchange on which registered
Class A Common Stock, par value $0.001 per share	KSCP	Nasdaq Global Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 7.01	Regulation FD Disclosure.

On January 29, 2024, The Honorable Denise L. Cote in the United States District Court for the Southern District of New York entered an Order, ECF 29 (the “Order”), in the matter of Knightscope, Inc. (the “Company”) v. Capybara Research et. al., Case No. 1:23-cv-11050-DLC (the “Capybara Action”), permitting the Company to serve its summons and complaint upon Defendant Capybara Research by filing this Current Report on Form 8-K and publishing the press release, attached hereto as Exhibit 99.1. Pursuant to the Order, the filing of this Current Report on Form 8-K, the summons attached hereto as Exhibit 99.2, the complaint attached hereto as Exhibit 99.3, and the Order attached hereto as Exhibit 99.4, shall provide the constitutional requirement of actual notice of the Capybara Action to Capybara Research pursuant to Rule 4(f)(3) of the Federal Rules of Civil Procedure.

The information in this Item 7.01, including the information contained in Exhibits 99.1, 99.2, 99.3, and 99.4 of this Current Report on Form 8-K, is in each case furnished herewith and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities under that section, nor shall any of the foregoing be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended (the “Securities Act”), or the Exchange Act, regardless of any general incorporation language in such filing.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits.

The following Exhibits 99.1, 99.2, 99.3, and 99.4 each relates to Item 7.01 and shall be deemed to be furnished, and not filed:

Exhibit	Description

99.1	Press Release dated March 1, 2024.
99.2	Summons.
99.3	Complaint.
99.4	Order.
104	Cover Page Interactive Data File - the cover page XBRL tags are embedded within the Inline XBRL document.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

knightscope, INC.

Date: March 1, 2024	By:	/s/ William Santana Li
	Name:	William Santana Li
	Title:	Chief Executive Officer and President